Exhibit 99.1
Company and Industry Overview Kent Alder September 28, 2011

Safe Harbor During the course of this presentation, the company will make forward- looking statements subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, fluctuations in quarterly and annual operating results, the volatility and cyclicality of various industries that the company serves and other risks described in TTM's most recent SEC filings. The company assumes no obligation to update the information provided in this presentation. The company also will present non-GAAP financial information in this presentation. For a reconciliation of TTM's non-GAAP financial information to the equivalent measures under GAAP, please refer to the company's press release, which was filed with the SEC and which is posted on TTM's website.

Presenting Today Kenton K. Alder President & CEO Canice T.K. Chung CEO, Asia Pacific Region Steven W. Richards EVP, Chief Financial Officer Douglas L. Soder EVP Shane Whiteside EVP, Chief Operating Officer 31 years of industry experience Prior companies: Tyco Electronics, ElectroStar 21 years of industry experience Prior companies: Elec & Eltek, Fairchild Semiconductor 11 years of industry experience Prior companies: Atlantic Richfield 28 years of industry experience Prior companies: Tyco Electronics, Amp Inc. 18 years of industry experience Prior companies: Power Circuits, Technica USA

Global Leader in PCB Manufacturing Top 5 global PCB manufacturer - $1.4 billion in revenue* 15 specialized factories located in U.S. and China Over 17,000 employees worldwide Focused on advanced technology products Total customer solution: prototype through production Technology development coordinated with customers' needs Diversified end markets with broad customer base * Pro forma 2010

Specialized Facilities Provide Optimal Growth Integrated manufacturing platform enables TTM to execute a global facility specialization strategy Focused Assembly 8 Shanghai, China 1 Stafford, CT 3 San Diego, CA Aerospace/Defense 5 High Tech/Quick-Turn/High Mix 4 Chippewa Falls, WI 2 Santa Clara, CA Santa Ana, CA 6 Logan, UT 9 Stafford Springs, CT China Volume Production 10 Dongguan - DMC 11 Dongguan - SYE 12 Guangzhou - GME 13 Shanghai - SME 14 Suzhou - MAS Substrate 15 Shanghai - SMST 7 Hong Kong - OPCM 1 9 2 5 3 4 6 United States 7 10 11 12 13 15 8 14

2010 World PCB Production by Product Type TTM is focused on advanced technology % of production dollars Source: Prismark Partners, August 2011

Source: N.T. Information Ltd. June, 2011 World PCB Outlook The worldwide PCB market grew 24% in 2010 following the global slowdown in 2008-2009 55% of world PCB production will be generated from the Greater China region in 2011 PCB production in the Americas has declined over time but remains significant to TTM

Historical PCB Production by Region 2005 2010 Source: N.T. Information Ltd. Sept 2007, June 2011 $ in thousands Expectations are for continued growth in China Year / Region N. America Europe Japan China Taiwan S. Korea Rest of Asia ROW Total 2005 4,583 3,605 9,995 10,060 5,980 4,890 2,750 539 42,402 2010 3,330 2,801 9,895 22,185 7,076 6,087 3,437 271 55,082 % change -27% -22% -1% 121% 18% 24% 25% -50% 30%

Growth of World Top 20 PCB Makers Source: NT Information

Current Global Ranking Top 10 World PCB Makers 2010 Represents approximately 27% of 2010 total world PCB output ($ in Millions) Core supplier to wide range of high-end networking products addressing increasing bandwidth demands Key supplier in rapidly growing touch screen tablet market Expanding position in smartphones Leadership position in strategic North America Aerospace & Defense industry Leading Position in Growing Market Segments Source: NT Information 2Q11

World PCB Company Ranking 2010 Rank Company Revenue est. Rank Company Revenue est. 1 Unimicron $2,179 6 Samsung $1,282 2 Ibiden $2,110 7 Nanya PCB $1,158 3 Nippon Mektron $2,106 8 Foxconn $1,150 4 Tripod $1,370 9 Hannstar + GBM Group $1,148 5 TTM Technologies * $1,366 10 KB PCB Group $1,122 Rank Company Revenue est. 1 TTM Technologiesx $524 2 DDI (includes Coretec) $268 3 Viasystems $148 4 Sanmina-SCI $135 5 Endicott Interconnect $95 Top 10 World PCB Makers ($ millions) Rank Company Revenue est. 1 Tripod $1,208 2 Foxconn $1,150 3 Kingboard $1,122 4 Hannstar $1,078 5 TTM Technologies $792 Top 5 Americas PCB Makers ($ millions) Top 5 China PCB Makers ($millions) NT Information August 2011 NT Information August 2011 NT Information June 2011 Represents approximately 27% of total world PCB output Represents approximately 36% of total Americas PCB output Represents approximately 24% of total China PCB output * Includes Meadville pro forma xExcludes Shanghai backplane assembly sales

Current Market Dynamics Global Market Environment is Challenged Focus on right areas of growth and re-invest in capacity and technology PCB Industry Asia Continued growth forecast Smaller competitors unable to invest in technology and overcome increasing costs Large makers continue to get bigger North America & Europe Low growth environment HDI technology expands to other end markets Focus on efficiency supports growth in some areas DoD budgetary priorities favor technology Modernization of medical industry drives IT spending Enterprises evaluating more cost efficient solutions for storage and computing Smaller competitors fall behind in cap-ex spending

Historical Pro Forma Sales $510 $734 $1,248 $1,350 $1,205 $1,362 $ millions AP: 24% CAGR NA: 19% CAGR Total: 22% CAGR

Global Strength Combined Strength, Total Solution Asia Pacific North America 8 factories Smartphones, Tablet PCs, Servers, Storage and Networking Advanced "any layer" HDI High layer count conventional PCB 7 factories Aerospace & Defense, High End Servers, Storage and Networking Proto, Ramp and Low Volume/ High Mix production Highest average layer count in North America Specialty rigid-flex, RF and thermal management PCBs Advanced HDI for commercial and defense Flex & rigid-flex PCB Substrate PCB

Positioned for Revolutionary Growth Advanced PCB and Semiconductor Technology Expansion in Communication, Networking & Storage Infrastructure Proliferation of "Converged Mobile Devices" Explosion of Network Applications & Cloud Computing Consumer Demand for Advanced Printed Circuit Board Technology Business

Value Added Strategy Throughout Product Life Cycle Advanced Technology & Service Excellence Early involvement engineering support Prototype / QTA Pilot orders Increasing volumes - short lead time High technology Volume production High Mix / Low Volume High Volume R&D START END Maturity NPI Launch/ Ramp

Key Initiatives AP - Growth Strategy Focus on smartphone, touch-pad tablets and other hand-held devices by expanding further in advanced HDI flex and rigid-flex Continue to grow higher conventional technology capabilities for networking infrastructure Leverage niche position in substrate Grow organically NA - Growth Strategy Continued focus in advanced technology, HMLV and QTA Expand HDI capacity for North America requirements Leverage A&D market leadership Grow business by servicing customers globally Manage balance sheet for growth and risk

Summary - Competitive Advantages Continue to invest in advanced HDI technology Leverage global customer service & footprint Strong balance sheet management Grow organically / acquisition Diversification of end markets, geographies and product mix reduces risk Experienced management team

THANK YOU!

Sales Force and Markets Douglas L. SoderSeptember 28, 2011

Overview Sales forceCustomersEnd marketsBusiness development cycles 2

3 Large Global Sales Force North America: 110Direct sales: 42Reps: 39Engineering services: 29 EMEA: 12Direct sales: 6Reps: 3Engineering services: 3 Asia Pacific: 81 Direct sales: 66Reps: 6Engineering services: 9 Over 200 Field Sales Personnel Worldwide

4 Customer Focused Business Model Based on 2Q 2011 trailing 12 months Field Sales Operations Engineering Services CustomerService Customer Total Active OEM Customers: 1,260AP: 667EMEA: 116NA: 477 Total Active EMS Customers: 256 Over 1,500 active customers

5 Engineering Services Customer Design Engineering Design for Manufacturing & Assembly (DFMA) Materials Testing Reliability & Failure Analysis Product Development & Collaborative Engineering Field Application Engineering Design for Manufacturing (DFM) Supporting strategic technology engagement with customers & creating competitive advantage

Diversified End Markets

Combined



Other
6%
Aerospace /
Defense
17%
Cellular Phone
9%
Computing /
Storage /
Peripherals
23%
Medical / Industrial /
Instrumentation
7%
Networking /
Communications
38%

AP	NA	
0%	43%	Aerospace / Defense
15%	0%	Cellular Phone
31%	10%	Computing / Storage / Peripherals
5%	11%	Medical / Industrial / Instrument
40%	35%	Networking / Communications
9%	1%	Other

2Q 2011 Sales

TTM Technologies 6

7 Topwise A E Diversified End Market & Customer Base Q2 2011 Sales Selected Customers by End Market 17% 23% 7% 38% 6% 9% Aerospace & Defense Cellular Phone Computing, Storage & Peripherals Medical / Industrial/ Instrument Networking & Communications Other (includes Consumer)

End Market review 8

9 9 Aerospace & Defense TTM Market Facts: Available Market & CAGR: Market Factors: 2010 PCB TAM: $1.7 billion % of total PCB demand: 3.2%2010 Target Market $1.4 billion 2010 - 2015 CAGR: 4.1% DEFENSEDOD budget uncertainty Force modernization continuesForeign Military Sales (FMS) growthProgram alignment essentialCOMMERCIAL AEROSPACE2011-2030 growth outlookAirline traffic: 5.1% CAGRCargo traffic: 5.6% CAGRFleet growth & replacement 33,500 new aircraft forecastAfter market fleet upgrades Source: Boeing Current Market Outlook, Feb 2011 Active OEM customers: 124Avg. customer volume: $1.9 million2010 Sales: 236.9 million % of sales 17%2011 1H Sales: $116.2 million % of sales 16% Military (Non US Mfg) Aerospace (AS-9100, NADCAP) 2010 Mil. / Aero. PCB Markets Total: $1.7B 3% 57% 14% 26% Prismark - August 2011 Military (MIL Spec, Non ITAR) Military (MIL Spec, ITAR) Total World PCB Market 2010: $52.5 billion - Prismark - August 2011

10 Aerospace & Defense - Industry Considerations N. America Military/Aerospace PCB Market Share Source: FY 2012 PRCP (DoD) investment categorization Rank Maker 2010% 1 TTM Technologies $236 22% 2 DDI $90 9% 3 Pioneer Circuits $38 4% 4 Viasystems $35 3% 5 Sanmina-SCI $33 3% Top 5 Total Top 5 Total $432 41% Total N. America Military PCB Market Total N. America Military PCB Market $1,054 100% Space Based Systems 5% Aircraft27% C4 ISR Systems5% Ground Systems8% Missile Defense5% Missiles & Munitions 5% Mission Support27% RDT&E S&T6% Shipbuilding & Maritime Systems 12% Despite budget uncertainty, US DoD requires modernizationTTM enjoys strong historical leadership position in most substantial marketsSignificant barriers to market entrySupply base fragmented, small & fragileTTM customer relations & global footprint supports future CA globalization FY 2012 Strategic Modernization Budget Total = $204 billion NT Information - August 2011

TTM Products & Select A&D Applications



- Conventional PCB
- Backplane PCB
- HDI PCB
- Specialty Materials PCB
- RF PCB
- Thermal Management PCB
- Flex & Rigid-Flex
- Large Format PCB & Rigid-Flex
- Flex & Rigid-Flex Assembly
- Backplane Assembly
- Chassis Assembly
- System Integration
- Specialty Assembly Products


787 DREAMLINER









TTM Technologies 11

12 Cellular Phone Market Factors: 2010 PCB TAM: $6.7 billion % of total PCB demand 12.8%2010 Target Market: $3.8 billion 2010 - 2015 CAGR: 12.3% Smartphone sales increasing dramatically at the expense of feature phonesStrong growth outlook for 3G and 4G smartphone products fueled by ever- increasing demand for contentBy 2020 smartphones will represent 80% of all mobile devices, up from 27% in 2010Mobile data is expected to grow over 2500% by 2015 from 2010 levels, the highest rate of all types of IP traffic Active OEM customers: 23Average customer revenue: $6.9 million2010 Sales: $158.3 million % of sales 12%2011 1H Sales: $65.3 million % of sales 9% 2010 Cellular Phone PCB Market Total: $6.7B Smartphones56% Feature Phones44% Prismark - August 2011 Available Market & CAGR: TTM Market Facts: Source: Cisco VNI Mobile, 2011 Source: Jefferies, Mobility 2020 Total World PCB Market 2010: $52.5 billion - Prismark - August 2011

13 Computing Market Factors: 2010 PCB TAM: $16.5 billion % of total PCB demand 31.4%2010 Target Market : $3.5 billion 2010 - 2015 CAGR: 12.2% 2010 - 2015 Tablet CAGR: 44.1% Explosive growth in mobile devices; Increasing quality of content; Immediacy of content movement; storage & availability of content.Tablet revenue expected to grow from $5.9 billion in 2010 to $82.5 billion in 2015Increasing demand for cloud services will make cloud infrastructure products the fastest IT spend growth segment Active OEM customers: 162Avg. customer revenue: $1.9 million2010 Sales: $307.1 million % of sales 22%2011 1H Sales: $176.9 million % of sales 25% 2010 Computing PCB Market Available Market & CAGR: TTM Market Facts: Source: Gartner, June 2011 Source: Gartner, June 2011 Gartner/Prismark - Sept 2011 Notebook PC32% Peripherals27% Desktop PC20% Server/Storage16% Mainframe / Super Computer3% Media Tablet2% Total: $16.5B Total World PCB Market 2010: $52.5 billion - Prismark - August 2011

Medical / Instrument / Industrial

Available Market & CAGR

• 2010 PCB TAM:	$3.6 billion
% of total PCB demand	6.9%
• 2010 Target Market :	$2.0 billion*
2010 – 2015 CAGR:	5 - 7%

* Excludes certain medical and low technology industrial and instruments
Total World PCB Market 2010: $52.5 billion - Prismark – August 2011

2010 MII PCB Market



✔ Industrial & Instrument 70%
Medical ✔ 30%

Total: $3.6B

Prismark – Sept 2011

TTM Market Facts:

• Active OEM customers:	255
• Avg. customer revenue:	$456 thousand
• 2010 sales:	$116.4 million
% of sales	8%
• 2011 1H sales:	$55.3 million
% of sales	8%

Market Factors:

- MII customers typically High Mix / Low Volume (HMLV)
- Medical - Product innovation & automation of medical records
- Industrial - Industrial automation & utility infrastructure management
- Instrumentation - Strong demand for flash memory and wireless chip sets support long term growth prospects for makers of semiconductor capital equipment

TTM Technologies 14

15 Networking & Communications Market Factors: 2010 PCB TAM: $5.8 billion % of total PCB demand 11.0%2010 Target Market : $4.2 billion 2010 - 2015 CAGR: 5.9% World's data is more than doubling every 2 yearsMobile device growthSocial networkingMassive content movementIncreasing IP traffic fuels Service Provider spending on networking & communication hardwareIDC projects $125 billion CSP equipment spend by 2015 IDC - May & July 2011 Access Routing Switching Mobile Infrastructure Optical Tranmission Other 0.07 0.09 0.22 0.34 0.09 0.18 2010 Networking & Comm. PCB Mkt. Access - 7% Routing - 10% Switching22% Mobile Infrastructure34% Optical Transmission 9% Other - 18% Active OEM customers: 195Avg. customer revenue: $2.5 million2010 sales: $481.4 million % of sales 35%2011 1H sales: $257.1 million % of sales 36% Available Market & CAGR: TTM Market Facts: Dell 'Oro/Prismark - Sept 2011 Total: $5.6B Total World PCB Market 2010: $52.5 billion - Prismark - August 2011

TTM Products & Selected Commercial Applications Conventional PCBBackplane PCBHDI & Advanced HDI PCBHigh tech laminate PCBRigid-FlexFlexFlex AssemblyBackplane AssemblyChassis Assembly 16

17 17 Business Development Cycles Vary by Customer Type Time Concept Production Pilot Production Commercial Consumer Aerospace & Defense Commercial High Rel. Engineering Development Prototype Typical development cycles 6 Mo's 1 yr 2 yrs 3 yrs 4 yrs 5 yrs 6 yrs 7 -10 yrs

Summary – Key Messages

- Large, multidimensional global sales force drives worldwide revenue growth
- Customer & end market diversification creates business balance
- Strategic customer collaboration drives successful business investment results
- Focus on growth customers and markets + higher technology product solutions = TTM superior industry performance

TTM Technologies 18

PCB Technology Trends and Focus Shane Whiteside September 28, 2011

The Role of the Printed Circuit Board What is a PCB? A PCB is a customized component that provides interconnections between other active & passive components and power & ground in an electronic assembly PCB's are customized for each electronic device, appliance, or system There are no "off the shelf" PCBs

PCB Technology Parameters Line width & space Number of Layers Hole size Aspect ratio Material type Embedded components Signal integrity High Density Interconnect The PCB is custom-designed by OEMs for unique end market products, using selected manufacturers with capable technologies. TTM provides an industry-leading portfolio of advanced manufacturing capabilities. TTM's Strategy is to be a leader in the markets we serve through superior technology, execution, and service to our Customers

Factors Driving Printed Circuit Board Technology Connected society Richer content Centralization of storage Delivery on demand Network router Storage Data Center Mobile Base Station SmartPhone Touch Screen Tablet PC

Higher Functionality, Smaller Size Smaller Products that deliver more . . . Computing power Connectivity Battery life Ball Grid Array System on Chip Require PCB's that provide Higher density Smaller features Flexible routing through use of HDI

High Density Interconnect Trends Migration from through-hole connections to HDI PCB Higher density & quantity of I/O's at the Chipset interface drives the need for HDI routing in the PCB Structure Line & Space Hole size PCB Thickness 2+n+2 (6L) 100-75 µm 120-100µm 1,0-0,9 mm 3+n+3 (8L) 100-75 µm 100-75 µm 1,0-0,8mm Company confidential 4+n+4, any-layer (10L) 50-40 µm 75-50 µm 0,7-0,6 mm Conventional 100-125 µm 250-300µm 1.5 mm Chipset PCB Construction

Manufacturing PCB's with HDI HDI requires specialized equipment and processes Laser Drills Copper Filling Standard Process HDI Process Lamination Laser Drills Copper Fill-Plate-Etch 2x - Nx

Connectivity of Devices requires Network Capacity More data volume Web traffic Gaming Video Growth in devices More Users More devices per User Exponential expansion in required capacity

Network Traffic Expansion Mobile network traffic expected to double every 18 months Server I/O traffic doubles in 24 mos Drives requirements for high-performance Systems & PCB's

PCB Applications in Communication Advanced technology PCB's are used in Network routers & switches Network servers and storage 3G & 4G base stations Technology trends in Networking & Computing PCB's Increasing layer count Smaller holes & higher aspect ratios Next generation low-loss materials Tighter manufacturing tolerances Signal performance optimization

PCB Applications in Communication Specialized Capabilities Tight tolerance registration of layers - holes - features Large size format Next-generation materials Manufacturing consistency Performance characterization Reliability performance Signal performance optimization Small batch production

R&D efforts to address future PCB Technologies

Reduced component pitch with finer feature sizes

→ **Projects to support:**
- Small Laser Via Technology --- Laser drilling
- mSAP^3 Technology
- SAP^3 Technology
- Small Laser Via Technology --- High A/R > 1
- High Aspect Ratio PTH < 20:1

More functions – for more challenging designs

→ **Projects to support:**
- Embedded Resistors and Capacitors
- Rigid-flex Technology
- Silver paste interconnection
- Any layer technology
- Ultra thin and stiffer materials
- 3D Embedded Device

Manufacturing Developments – Lead time and Cost

→ **Projects to support:**
- Carbon Technology
- Printable Electronics

High frequency development

→ **Projects to support:**
- Board level optical interconnection
- Material Qualifications and Testing development



Research
• Feasibility studies, White papers, Concept studies, Concept protos
Development
• Sample Protos, Design Guidelines, Test engines, Reliability tests
Industrialization
• Protos, Design Reviews, Process/Product Qualifications, Costing models

TTM Technologies, Inc. Confidential
TTM Technologies 12

Market Leadership through Technology Technology Leadership Narrows competitive landscape Rewards successful performers Source: Prismark Partners Q2 2011 Target Markets

Summary TTM maintains market leadership through technology World-class factories, capabilities, and staff Engaged with leading OEM's Globally positioned Capacity to invest Expertise to execute

TTM Asia Pacific Growth Strategy CANICE CHUNG September 28, 2011

Agenda Asia Pacific Overview Asia Pacific Market Place & Competitive Landscape Asia Pacific Growth Drivers Capacity Review & Expansion Plan

ASIA PACIFIC OVERVIEW

Asia Pacific Overview 7 factories 14,000 employees About 2.65M sq. ft. capacity per month (annualized capacity of over 31.8 M sq. ft.) Advanced and high tech product strategies Ramp and volume capability

Plant Specialties in Asia Pacific Hong Kong Shanghai 0.4M sq ft Annual Capacity Location Facility Product Type Specialty OPCM High mix, QTA & Commercial Aerospace Dongguan DMC Embedded Components/ Advanced Technology / Heavy Copper 10.0M sq ft SYE Specialty in High Speed Material/ Hybrid / Coin 5.3M sq ft Guangzhou GME Advanced HDI/ RF / Flex / Flex assembly/ COIN 6.5M sq ft* SME Advanced HDI/ RF 5.0M sq ft SMST-SP IC Substrate 1.0M sq ft Suzhou MAS Advanced HDI for Handheld Devices 3.6M sq ft IC Substrate Conventional HDI FPC / FPCA Rigid Flex Advanced HDI Note*: 0.6M sq ft - Flex & Rigid Flex products High Tech/Quick-Turn/High Mix 1 Hong Kong - OPCM Volume Production Dongguan - DMC Dongguan - SYE Guangzhou - GME Shanghai - SME Suzhou - MAS 2 3 4 5 6 Substrate Shanghai - SMST 7 China 1 2 3 4 5 7 6 1 2 3 4 6 5 7

ASIA MARKET PLACE & COMPETITOR LANDSCAPE

Migration of demand to China Global PCB demand by region 1999, 2009, 2011F & 2014F Source: BPA Consulting 5-Year Forecast - December 2010 5.2% CAGR% 11E-14E 9.5% 5.5% 13.5% 4.5% USD million -4.0% 5.9% -7.1% CAGR% 99-11E 3.0% 19.3% 41,689 54,957 73,740 10.3% 3.6% Total 35,779 2,657 15,291 22,104 32,337

Competitor Landscape

2010 Ranking		Substrate	Technology (Substrate/ 2+ or above)	Volume (Cost, 2-8L)	Niche (Flex)	End Markets Served		Plant Locations
1.	Unimicron	✓	✓	✓	✓	A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals C. Communication/ Networking	D. Consumer Electronics/ Game Console E. Automotive F. Business/ Office equipment	Taiwan, Suzhou, Kunshan, Shenzhen
2.	Ibiden	✓	✓			A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals	C. Industrial/ Medical/ Instrumentation and control D. Consumer Electronics/ Game Console	Japan, Philippines, Beijing, Penang
3.	Nippon Mektron		✓		✓	A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals C. Industrial/ Medical/ Instrumentation and control	D. Communication/ Networking E. Consumer Electronics/ Game Console F. Automotive	Japan, Zhuhai, Suzhou, Thailand
4.	Tripod	✓	✓	✓		A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals C. Communication/ Networking	D. Consumer Electronics/ Game Console E. Automotive	Taiwan, Wuxi
5.	TTM	✓	✓		✓	A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals C. Industrial/ Medical/ Instrumentation and control D. Communication/ Networking	E. Consumer Electronics/ Game Console F. Automotive G. Aerospace/ Defense	Hong Kong, Dongguan, Guangzhou, Shanghai, Suzhou, US
6.	SEMCO	✓		✓		A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals C. Consumer Electronics/ Game Console	D. Automotive E. Aerospace/ Defense	Kunshan
7.	Nanya PCB	✓	✓	✓		A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals	C. Consumer Electronics/ Game Console D. Automotive	Kunshan
8.	Foxconn			✓		A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals C. Communication/ Networking	D. Consumer Electronics/ Game Console E. Business/ Office equipment	Taiwan, Shenzhen, YanTai, Huai An, Yin Kou, Qin Huang Dao
9.	Hannstar Board			✓		A. Cellular Phone/ Mobile Devices B. Computer/ Storage/ Peripherals C. Communication/ Networking	D. Consumer Electronics/ Game Console E. Automotive	Taiwan, Jiangsu
10.	KB PCB Group			✓		A. Cellular Phone/ Mobile Devices B. Industrial/ Medical/ Instrumentation and control	C. Consumer Electronics/ Game Console D. Aerospace/ Defense	Hong Kong, Guangzhou, Kaiping, Nanjing, Wuxi, Thailand, Huiyang, Dongguan, Fogang

TTM Technologies 8

Represents approximately 25% of total China PCB output Rank Company Revenue est. US$ M 1 Tripod $1,208 2 Foxconn $1,150 3 Kingboard $1,122 4 Hannstar $1,078 5 TTM Technologies (Asia Pacific only) $792 Top 5 China PCB Makers NT Information June 2011 2010 Company Ranking in China

Fastest Growing Segments/ Product Types Growth of world PCB market by application (11E-14E) USD million Source: BPA Consulting 5-Year Sectoral Forecast - Feb 2011 11E-14E CAGR 11.0% 10.9% 10.9% 41,688 54,956 73,740 7.3% CAGR 11E-14E: 10.3% 5.2% 8.4% Source: Prismark 2Q Aug 2011 Migration towards high-end PCBs 5.6% 5.2% USD million 11E-15E CAGR 30,335 38,764 9.3%

TTM AP Revenue Trend Target growing end-markets 2009-2010 Growth 11.8% 56.6% 12.0% 59.4% 49.8% -10.4% Market Segments of Asia Pacific Sales CAGR 2005-2010: 24% Historical Pro Forma Revenue Trend USD Million

ASIA PACIFIC GROWTH DRIVERS

Product Strategy

THIN & LIGHT




1
2



- Advanced HDI PCBs & IC Substrates
- Fine line product applications Eg. handsets, high-end consumer products, smartphones, touch screen tablet PCs

Notes: 1 - 8L (3+ HDI), 2 - 10L (4+ Any Layer)

THICK & BIG









- Advanced Multi-layer & backplane PCBs
- Complex design for high speed applications
- Backplanes, base stations

TTM Technologies 13

Early 1980s Early 1990s Early 2000s 2009 Future 1G-2G 2.5G 3G 4G Modem PC Notebook/ Tablet PC Touch screen Tablet Touch screen Tablet Touch screen Tablet Servers/ Storage Servers/ Storage Clouds Clouds Clouds Analog Phones Feature Phones Smartphones Smartphones Mobile/ Media Devices TTM AP Growth Drivers Communication Infrastructure Mobile Devices ALWAYS stay at the edge of new technology Revolutionary Growth Drivers for Higher Speed & Wider Bandwidth Computer

ASP (USD) High Density Interconnect (HDI) Technology 1x 2x 3x Technology & ASP

Asia Pacific Revenue Trend YoY Growth of 15% Increased demand for advanced HDI applications due to the launch of touchpad tablets and smartphones Continued demand for increased bandwidth HDI YoY Growth of 38%

CAPACITY REVIEW & FUTURE EXPANSION PLAN

Annualized Capacity Annualized Capacity1 (as of 31 December) Annualized Capacity1 (as of 31 December) Annualized Capacity1 (as of 31 December) Annualized Capacity1 (as of 31 December) Factory 2010 2011 2012 Million square feet Million square feet Million square feet OPCM (Hong Kong) 0.5 0.4 0.4 SYE (Dongguan) 5.3 5.3 5.3 DMC (Dongguan) 10.0 10.0 10.0 SME (Shanghai) 5.0 5.0 6.0 SMST (Shanghai) 1.0 1.0 1.0 GME (Guangzhou) 5.4 5.9 6.7 GME Flex (Guangzhou) 0.3 0.6 0.9 MAS (Suzhou) 3.6 3.6 3.6 RIGID PCB TOTAL 30.7 31.2 33.5 FLEX PCB TOTAL 0.3 0.6 0.9 TOTAL PCB 31.0 31.8 34.4 Note: 1 - Equals to available monthly capacity multiplied by twelve for the period stated. Focus on very high layer PCB & advanced HDI Target to grow 50% through value-add on ASP improvement & 50% by volume capacity expansion Plant technology focus & specialization by colors: QTA Conventional High Layer Count HDI (up to any layer) IC Substrates Flex and Rigid Flex C V 2012 0.4M sq ft 15.3M sq ft 16.3M sq ft 0.9M sq ft 1.0M sq ft

Capex Planning

Facility	Location	Products	Expanded Capacity	Target Completion
DMC	Dongguan	Inner Layer Capability	NA	Q3, 2012
GME	Guangzhou	Advanced HDI, Conventional, Flex & Rigid-flex	Rigid PCB – 1.6 M sq.ft Flex PCB – 0.3 M sq.ft	Q3, 2012
SME	Shanghai	Advanced HDI & Rigid Flex	Rigid & Rigid Flex PCB 1 M sq.ft.	Q4, 2012

Historical, estimated CAPEX and PCB, Substrates & Flex production capacity



USD Million
Million sq ft
Total annual capital expenditure
PCBs capacity
300
250
200
150
100
50
0
50
40
30
20
10
0
31.0
31.8
34.4
32.0
135
135
73
80
2010
2011E
2012E
CAPEX (actual)
CAPEX (estimated)
PCBs Production Capacity (Min. Capex)
PCBs Production Capacity (Max. Capex)

TTM Technologies 19

Recap on Asia's Initiatives R&D for NPI - Understand industry and customers' product roadmaps and prepare our capabilities for the industries Launch & Ramp ALWAYS stay on the edge of new & advanced technologies and ride on new product ramps Advanced Technologies Focus

THANK YOU!

Financial Performance and Objectives Steve Richards September 28, 2011

Adjusted Income Statement - Q2 YTD Actual* * Excludes $48.1 million impairment charge

Target Model * Excludes $48.1 million impairment charge

Competitive Benchmarking Note: TTM operating margin excludes impact of $48.1 million impairment charge.

Balance Sheet Highlights

Cash Flow

TTM Key Statistics * EBITDA adds back impairment charges

Working Capital Efficiency

Cash Flow Planning ($ in millions)

Leverage and Gearing Ratios ($ in millions)

Investment Highlights Market leader in advanced technology PCBs globally Strong track record of operating performance Emphasis on customer service with facilities tailored to meet customer needs now and in the future Focused on growth through organic opportunities as well as strategic acquisitions Healthy balance sheet and solid cash flow funding growth

Appendix

Reconciliations